UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21761

Keeley Funds, Inc.
(Exact name of registrant as specified in charter)

401 S. LASALLE ST SUITE 1201 CHICAGO, IL			60605
(Address of principal executive offices)			(Zip code)

ALAN GOLDBERG K&L Gates LLP 70 WEST MADISON STREET, SUITE 3100 CHICAGO, IL 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		312-786-5000

Date of fiscal year end:	September 30, 2009

Date of reporting period:	September 30, 2009

Item 1. Reports to Stockholders.

KEELEY SMALL CAP VALUE FUND

KSCVX - KSCIX

KEELEY SMALL-MID CAP VALUE FUND

KSMVX - KSMIX

KEELEY MID CAP VALUE FUND

KMCVX - KMCIX

KEELEY ALL CAP VALUE FUND

KACVX - KACIX

ANNUAL
REPORT

SEPTEMBER 30, 2009

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund

Market Overview	1

Expense Example	15

Schedule of Investments	17

Statement of Assets and Liabilities	30

Statement of Operations	31

Statements of Changes in Net Assets	32

Financial Highlights	34

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	53

Keeley Funds Directors and Officers	54

MARKET OVERVIEW
KEELEY FUNDS, INC

The third quarter of 2009 closed on a generally upbeat note, with many economists (including Fed Chairman Ben Bernanke) pointing to a business cycle that seems to have bottomed-out after the worst recession in several decades. Equity investors continued to make headway as broad based stock indexes posted gains for seven consecutive months, lifting stocks more than 50% off of their multi-year lows. In general, economic reports released during the quarter showed a stabilizing, if not improving economy. Industrial production rose for the first time in nine months, the consumer spending report from July showed a modest pick-up, and the housing market gave indications of improvement with an increase in housing starts and news of rising home prices. In addition, the re-nomination of Fed Chairman Bernanke removed uncertainty about the future leadership of the central bank which appeared to give an added boost to the equity markets. Looking ahead, several quarters may have to pass before the unfolding business upturn appears sustainable. Until then, high unemployment and soft home prices continue to dampen consumer spending which is a key factor in the recovery chain.

Although the financial landscape was surrounded with fear and uncertainty earlier in the year, we stayed the course due to our favorable long-term outlook for many of our companies. Panic and irrational investment behavior pushed many stock prices down to unprecedented valuation levels. Despite the recent rise in the equity markets and subsequent strong performance of many of our positions, we remain encouraged about the long–term fundamentals of our stocks. We believe valuations remain attractive, and that the aggressive cost cutting undertaken by many of our companies should put them in an advantageous position as the economy recovers.

Although this environment is unique in many ways, we continue believe it most resembles the difficult period of 1970-1974. That era also experienced a steep contraction in equity valuations that eventually spawned a positive stock market environment for the next several years. What was special about the most recent period was that past market declines were typically caused by tight money supply and inventory liquidation. In this period we had to include the lack of available credit. As a result, while past periods experienced depressed earnings per share and higher price-to-earnings (P/E) multiples, the current environment produced depressed earnings per share and depressed P/E multiples. Due to this scenario, we became optimistic earlier in the year because we expected the reversal of these factors to ultimately enhance equity valuation. These anticipated earnings improvements came to fruition as the majority of our stocks produced positive results over the past quarter. Although much of the profits were due to a reduction in workforce and enhanced productivity, any sales growth will immediately filter down to the bottom line. Our companies are running their businesses as lean as ever and are positioned extremely well for even the slightest amount of economic expansion. With capacity utilization at depressed levels, our companies have the potential to expand rapidly without incurring any additional costs for that new business. Once the economic pressures that are holding back improvements in sales are released, a potentially explosive earnings environment exists in 2010 and beyond. With that said, we continue to recognize that a number of headwinds remain, specifically concerns regarding unemployment. We anticipate the employment picture will remain challenging for the foreseeable future. Consequently, we expect the Federal Reserve to keep interest rates low into 2010 which will continue to put pressure on the U.S. dollar. The weakening of the dollar has been and will be beneficial to a number of our companies, especially since a large portion of our industrial stocks receive a substantial amount of sales from outside the U.S. In addition, the declining dollar cause's commodities to be bid up which favorably impacts our energy (coal, crude, and natural gas) investments.

Although we were pleased with our absolute performance in 2009, especially during the third quarter, one of our obvious goals is to outperform our benchmarks. Over the history of our Funds, we have consistently been underweight the technology sector due to the "short-product cycle" of these names. While a strong performing-technology sector can be a headwind for our investment process, over the long-term we are confident in our ability to identify strong performing stocks outside of this sector. Specifically, the consumer discretionary sector has traditionally been an area where we have identified strong opportunities in the past. Our underweight position in this sector negatively impacted a number of our portfolios during the third quarter of 2009 and has been a detractor through much of the year. While we remain concerned about the health of the consumer, we are beginning to find attractive ideas within certain industries and anticipate a more meaningful investment in this sector in the coming months. One example of this was the recent investments in homebuilder stocks in a number of our portfolios. We believe the rapid consolidation in this industry combined with attractive valuations make the industry especially appealing at current prices. Although we recognize there may be volatility in the near future, the restructuring opportunity in this industry fits our 3-5 year time horizon. To make room for these new investments, we trimmed a number of successful positions in the industrial and energy sectors.

In summary, we remain upbeat with regard to the improving economic conditions and are positioning our portfolios accordingly. We continue to be comfortable with our strong weight toward the highly cyclical industrial sector, and as mentioned previously, we are beginning to increase our weight to the consumer discretionary sector. While we are not anticipating a rapid recovery, we are encouraged by the improving confidence in the global financial system. Also encouraging was the swift increase in merger and acquisition activity in the third quarter. This activity and the opening of the credit markets established much needed confidence and stability in the equity markets. While we are pleased that stability has returned to the markets and our portfolios have participated nicely in the recent rally, we recognize that more work needs to be done. Opportunities to add value seem plentiful and we are working as hard as ever to uncover these ideas and create value for our shareholders. We expect many changes to take place as a result of what occurred in our financial system over the past year. Industries are restructuring rapidly and our investment process is designed to thrive on this type of restructuring activity. Our research team is uncovering a number of interesting opportunities and they are focusing diligently on identifying the best ideas to add to our Funds. A year ago at this time, we stressed to all of our shareholders that we thought the market environment presented an almost unprecedented opportunity for those that could share in our long-term view of the equity markets. While we understand that a number of uncertainties remain, we continue to be enthused as ever with regard to the long-term outlook for the markets and our Funds.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

LETTER TO SHAREHOLDERS
KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

Dear Shareholder,

For the year ended September 30, 2009 the KEELEY Small Cap Value Fund fell 20.73 percent compared to a 9.55 percent decrease for the Russell 2000 Index and a 12.61 percent decline by the Russell 2000 Value Index. Our overweight position in the industrial sector has been a key factor in our relative performance over the past year. Our strong overweight to this sector was the primary cause for our relative underperformance versus the Russell 2000 Index as many of these positions suffered during the credit freeze and due to recession fears. We remained committed to many of these stocks despite the uncertainties that existed during that environment. The lack of credit and the brutal economic landscape late last year put tremendous pressure on their businesses and provided very little transparency into their future earnings power. Our conviction in these positions was vindicated as many of the same stocks that suffered harsh declines in the fourth quarter of 2008 and the first quarter of 2009 proved to be some of our best performers in the second and third quarters. Additionally, valuations continue to be attractive despite the recent rise in the market, and an improving credit environment and enhanced stability in the financial markets has provided more clarity into their future prospects.

One factor in our process hindered our performance for much of 2009. Our approach toward the technology sector has been consistent since our inception over 15 years ago. Part of the reason we focus on companies undergoing corporate restructuring is the fact that they typically produce "pure play" companies with long-product cycles. Although from time to time we are able to identify stocks in the technology sector that exhibit these characteristics, historically stocks within the sector are more volatile in nature. These traits prevent us from obtaining the confidence we need to hold most technology stocks for our typical 3-5 year time horizon. Our lack of exposure to this sector can negatively impact the portfolio at times, but we believe it has benefited our process over the long-term. Our underweight position in technology cost the Fund 863 basis points of performance versus the Russell 2000 Index in 2009.

Additionally, over the past year and during the third quarter, we opportunistically expanded our weight in the financial sector. We currently are more comfortable with "non-financial" financial stocks, such as asset managers and property and casualty insurance. Also, we typically avoid Real Estate Investment Trusts (REITs), which we view more as a bond surrogate, and despite progress, we remain cautious toward the regional banks.

Finally, we continue to be enthused by the number of opportunities in this environment that will fall into our specific investment universe: corporate restructuring. Among the primary areas that we regularly follow, we believe that there will be a number of substantial opportunities from companies that will be emerging from bankruptcy over the next several quarters. A number of recent corporate spin-offs have performed well in 2009 and spin-off activity looks promising as more pressure is placed on corporate boards to enhance shareholder value. In addition, the freeing up of the credit markets has allowed the funding of a number of takeover deals. We expect the portfolio to be favorably impacted in future periods by such deals.

Thank you for your continued commitment to the Keeley Small Cap Value Fund.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 9/30/2009
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small Cap Value Fund - Class A and Russell 2000® Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2009

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	-20.73%	+3.81%	+8.88%	+11.17%
Class A (includes max 4 1/2% front-end load)	-24.31%	+2.85%	+8.39%	+10.85%
Class I	-20.56%	N/A	N/A	-18.18%
Russell 2000® Index	-9.55%	+2.41%	+4.88%	+7.02	% (2)

(1)  Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund - Class A. The return from the commencement date of the Keeley Small Cap Value Fund - Class I is -11.30%.

*  Excludes short-term investments and investments purchased with cash collateral from securities lending.

**  The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS
KEELEY SMALL-MID CAP VALUE FUND (KSMVX-KSMIX)

Dear Shareholder,

For the year ended September 30, 2009 the KEELEY Small-Mid Cap Value Fund fell 7.81 percent compared to an 8.33 percent decline by the Russell 2500 Value Index. Despite an underweight position in the strong performing technology sector, strong stock selection and overweight positions in industrials and materials allowed the portfolio to outperform our benchmark over the past year. Although we did secure some profits due to the rapid rise of a few individual positions, we remain encouraged by the long-term outlook for the industrial and materials sectors. Valuations remain attractive and aggressive cost cutting by many of our companies has put them in an advantageous position.

Positive stock selection has been a key factor in our relative outperformance in 2009, led by a number of corporate spin-offs that have been strong performers since inception. Specifically, Clearwater Paper (CLW) was the second best performing stock in the portfolio year-to-date, rising over 392 percent and adding 421 basis points of return to the Fund. The maker of quality paperboard, consumer tissue, and wood products was spun-out from Potlatch Corporation (PCH) in December of 2008. The stock has performed well since inception, and the company continued to rise in the third quarter after posting strong second quarter earnings results. Additionally, we are also encouraged by Walter Investment Management (WAC), which was spun-out from Walter Energy earlier this year. The stock has risen over 100 percent in 2009 and contributed 211 basis points of return to the portfolio. We are intrigued by the company as we believe their business is currently misunderstood by Wall Street analysts.

With regard to portfolio construction, the most significant change over the past year occurred in the consumer discretionary sector. We increased the weight from 11 percent in the second quarter to 14 percent at the end of the third quarter. This change was primarily driven by new investments in homebuilder stocks, specifically Pulte Homes (PHM), DR Horton (DHI), and Toll Brothers (TOL). We believe the rapid consolidation in the industry combined with attractive valuations make these names especially appealing at current prices. Although we recognize there will be volatility in this industry in the near future, the restructuring opportunity in these stocks fits our 3-5 year time horizon. To make room for these new investments, we trimmed successful positions in the industrial and energy sectors.

One factor in our process hindered our performance for much of 2009. Our approach toward the technology sector has been consistent since the inception of our corporate restructuring investment process. Part of the reason we focus on companies undergoing corporate restructuring is the fact that they typically produce "pure play" companies with long-product cycles. Although from time to time we are able to identify stocks in the technology sector that exhibit these characteristics, historically stocks within the sector are more volatile in nature. These traits prevent us from obtaining the confidence we need to hold most technology stocks for our typical 3-5 year time horizon. Our lack of exposure to this sector can negatively impact the portfolio at times, but we believe it has benefited our process over the long-term. Our underweight position in technology cost the fund 228 basis points of performance versus the Russell 2500 Value Index in 2009.

Finally, we continue to be enthused by the number of opportunities in this environment that will fall into our specific investment universe: corporate restructuring. Among the primary areas that we regularly follow, we anticipate a number of interesting opportunities from companies that will be emerging from bankruptcy over the next several quarters. A number of recent corporate spin-offs have performed well in 2009 and spin-off activity looks promising as more pressure is placed on corporate boards to enhance shareholder value. In addition, the freeing up of the credit markets has allowed the funding of a number of takeover deals. We expect the portfolio to be favorably impacted in future periods by such deals.

Thank you for your continued commitment to the Keeley Small-Mid Cap Value Fund.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 9/30/2009
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2009

	1-Year	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	-7.81%	-8.55%
Class A (includes max 4 1/2% front-end load)	-11.94%	-10.50%
Class I	-7.57%	-8.31%
Russell 2500® Value Index	-8.33%	-8.64%

(1)  Inception date is August 15, 2007.

*  Excludes short-term investments.

**  The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deductions for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS
KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

Dear Shareholder,

For the year ended September 30, 2009 the KEELEY Mid Cap Value Fund fell 22.07 percent compared to a 7.12 percent decline by the Russell Mid Cap Value Index. On a relative basis the portfolio was negatively impacted by our underweight position in the consumer discretionary sector. Our average weight in 2009 of 4.09 percent was almost one-third of the Russell Mid Cap Value Index. Consumer discretionary stocks within the index rose over 62 percent and contributed 780 basis points of return to the Russell Mid Cap Value Index. Comparatively, our positions in the sector climbed 20.32 percent and contributed 84 basis points of return to the Mid Cap Value Fund. Historically, this sector has been an area where we have identified strong opportunities. While we remain concerned about the health of the consumer, we are finding attractive ideas within certain industries.

Another factor that impacted our relative returns recently is a shift in market capitalization of the portfolio. Early in 2009, during the severe downturn in the equity markets, many of our mid-cap holdings became drastically smaller in market cap, falling into the small-cap universe. Consequently, we sold some of the smaller names in the portfolio early in the year. Our bias toward "larger" mid-cap names has negatively impacted the portfolio in 2009 as smaller cap companies have significantly outperformed their larger peers. Although holdings in the Russell Mid Cap Value Index fell dramatically as well, over 10 percent of the index still has a market cap of under $2 billion. The current universe for the Keeley Mid Cap Value Fund consists of stocks in the range of $2.5 to $10 billion in market cap.

Finally, we continue to be enthused by the number of opportunities in this environment that will fall into our specific investment universe: corporate restructuring. Among the primary areas that we regularly follow, we believe that there will be a number of interesting opportunities from companies that will be emerging from bankruptcy over the next several quarters. A number of recent corporate spin-offs have performed well in 2009 and spin-off activity looks promising as more pressure is placed on corporate boards to enhance shareholder value. In addition, the freeing up of the credit markets has allowed the funding of a number of takeover deals. We expect the portfolio to be favorably impacted in future periods by such deals.

Thank you for your continued commitment to the Keeley Mid Cap Value Fund.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 9/30/2009
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley Mid Cap Value Fund - Class A and Russell Mid Cap® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2009

	1-Year	3-Year	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	-22.07%	-8.50%	-4.92%
Class A (includes max 4 1/2% front-end load)	-25.57%	-9.90%	-5.97%
Class I	-21.91%	N/A	-27.13%
Russell Midcap® Value Index	-7.12%	-5.65%	-1.13	% (2)

(1)  Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return from the commencement date of the Keeley Mid Cap Value Fund - Class I is -12.90%.

*  Excludes short-term investments.

**  The Russell Midcap® Value Index of common is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS
KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

Dear Shareholder,

For the year ended September 30, 2009 the KEELEY All Cap Value Fund fell 12.56 percent compared to a 10.79 percent decline by the Russell 3000 Value Index. Our overweight position in the industrial sector has been a key factor in our relative performance over the past year. Our strong overweight to this sector was the primary cause for our relative underperformance versus the Russell 3000 Value Index as many of these positions suffered during the credit freeze and due to recession fears late in 2008 and early in 2009. Since the rally in March of this year, our positions in industrials have contributed positively toward performance over the past 6 months. Although we did secure some profits due to the rapid rise of a few individual positions, we remain encouraged by the long-term outlook for both sectors. Valuations remain attractive and aggressive cost cutting by many of our companies has put them in an advantageous position.

Although the industrial sector proved to one of our strongest sectors, a top performing individual name came from the materials sector. Specifically, Ashland Inc. (ASH), whose stock fell to as low as $6 per share early in 2009, climbed over 311 percent and contributed 306 basis points of return to the fund in 2009. The maker of specialty chemicals took on a substantial amount of debt to finance their acquisition of Hercules Inc. in 2008. Although we believe that the deal should be beneficial long-term, the large debt load placed on the balance sheet concerned investors during the credit freeze of 2008 and early 2009. ASH has made a strong effort to reduce its debt levels and its most recent earnings report demonstrated promise.

With regard to portfolio construction, the most significant change over the past year occurred in the consumer discretionary sector. We increased the weight from 8 percent in the second quarter to 13 percent at the end of the third quarter. This change was primarily driven by new investments in homebuilder stocks, specifically Pulte Homes (PHM), DR Horton (DHI), and Toll Brothers (TOL). We believe the rapid consolidation in the industry combined with attractive valuations make these names especially appealing at current prices. Although we recognize there will be volatility in this industry in the near future, the restructuring opportunity in these stocks fits our 3-5 year time horizon. To make room for these new investments, we trimmed successful positions in the industrial and energy sectors. Additionally, the top performing stock in 2009, DineEquity (DIN), came from the consumer discretionary sector. Re-named DineEquity in 2008 after IHOP's acquisition of Applebee's, the stock climbed over 114 percent and contributed 420 basis points of return to the fund year-to-date. Similar to ASH, the firm's debt load concerned investors in 2008 and early 2009, pushing the stock below $6 a share in early March of this year. However, management is effectively executing its franchising strategy while making a strong effort to reduce its debt load.

Finally, we continue to be enthused by the number of opportunities in this environment that will fall into our specific investment universe: corporate restructuring. Among the primary areas that we regularly follow, we anticipate a number of interesting opportunities from companies that will be emerging from bankruptcy over the next several quarters. A number of recent corporate spin-offs have performed well in 2009 and spin-off activity looks promising as more pressure is placed on corporate boards to enhance shareholder value. In addition, the freeing up of the credit markets has allowed the funding of a number of takeover deals. We expect the portfolio to be favorably impacted in future periods by such deals.

Thank you for your continued commitment to the Keeley All Cap Value Fund.

Sincerely,

John L. Keeley, Jr.
President and CIO

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund's prospectus. Please read the Fund's prospectus carefully before investing.

Investments by Sector

As a Percentage of Investments
As of 9/30/2009
(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment
Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **
(Unaudited)

Average annual total returns ***
For the periods ended September 30, 2009

	1-Year	3-Year	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	-12.56%	-3.29%	-3.20%
Class A (includes max 4 1/2% front-end load)	-16.47%	-4.77%	-4.54%
Class I	-12.34%	N/A	-20.00%
Russell 3000® Value Index	-10.79%	-7.78%	-4.24	% (2)

(1)  Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.

(2)  The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return from the commencement date of the Keeley All Cap Value Fund - Class I is -16.26%.

*  Excludes short-term investments.

**  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

***  PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended September 30, 2009
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009 (the "period") for the Small Cap Value Fund, the Small-Mid Cap Fund, the Mid Cap Value Fund, and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

	Class A
	Beginning account value April 1, 2009	Ending account value September 30, 2009	Annual Expense Ratio **	Expenses paid during the period ended September 30, 2009 *
Small Cap Value Fund	$1,000.00	$1,456.20	1.36%	$8.37
Small-Mid Cap Value Fund	1,000.00	1,703.10	1.39%	9.42
Mid Cap Value Fund	1,000.00	1,385.70	1.39%	8.31
All Cap Value Fund	1,000.00	1,569.90	1.39%	8.95
	Class I
	Beginning account value April 1, 2009	Ending account value September 30, 2009	Annual Expense Ratio **	Expenses paid during the period ended September 30, 2009 *
Small Cap Value Fund	$1,000.00	$1,457.90	1.11%	$6.84
Small-Mid Cap Value Fund	1,000.00	1,707.80	1.14%	7.74
Mid Cap Value Fund	1,000.00	1,387.80	1.15%	6.88
All Cap Value Fund	1,000.00	1,571.40	1.14%	7.35

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365.

**  Includes interest expense.

KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended September 30, 2009
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	Class A
	Beginning account value April 1, 2009	Ending account value September 30, 2009	Annual Expense Ratio **	Expenses paid during the period ended September 30, 2009 *
Small Cap Value Fund	$1,000.00	$1,018.25	1.36%	$6.88
Small-Mid Cap Value Fund	$1,000.00	1,018.10	1.39%	7.03
Mid Cap Value Fund	$1,000.00	1,018.10	1.39%	7.03
All Cap Value Fund	$1,000.00	1,018.10	1.39%	7.03
	Class I
	Beginning account value April 1, 2009	Ending account value September 30, 2009	Annual Expense Ratio **	Expenses paid during the period ended September 30, 2009 *
Small Cap Value Fund	$1,000.00	$1,019.50	1.11%	$5.62
Small-Mid Cap Value Fund	$1,000.00	1,019.35	1.14%	5.77
Mid Cap Value Fund	$1,000.00	1,019.30	1.15%	5.82
All Cap Value Fund	$1,000.00	1,019.35	1.14%	5.77

*  Expenses are equal to the Funds' expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365.

**  Includes interest expense.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2009

Shares		Value
	COMMON STOCKS – 99.92%
	Aerospace & Defense – 1.67%
1,100,000	Kaman Corp.	$24,178,000
1,345,000	Ladish Co., Inc. (a) (b)	20,349,850
955,000	Teledyne Technologies, Inc. (a)	34,370,450
		78,898,300
	Auto Components – 0.30%
1,515,000	Midas, Inc. (a) (b)	14,241,000
	Beverages – 0.84%
1,375,000	Dr. Pepper Snapple Group, Inc. (a)	39,531,250
	Building Products – 0.61%
2,000,000	Quanex Building Products Corp. (b)	28,720,000
	Capital Markets – 6.38%
1,094,000	Epoch Holding Corp.	9,572,500
368,000	Gamco Investors, Inc.	16,817,600
547,500	Greenhill & Co., Inc. (c)	49,045,050
1,340,000	Invesco Ltd.	30,498,400
1,265,000	Investment Technology Group, Inc. (a)	35,318,800
750,000	Jefferies Group, Inc. (a) (c)	20,422,500
850,000	Legg Mason, Inc.	26,375,500
670,000	Piper Jaffray Companies (a)	31,972,400
415,000	Pzena Investment Management, Inc. (c)	3,390,550
1,340,000	SWS Group, Inc.	19,296,000
2,727	Teton Advisors, Inc. (a)	9,543
2,090,000	Waddell & Reed Financial, Inc.	59,460,500
		302,179,343
	Chemicals – 3.66%
1,275,000	Arch Chemicals, Inc. (b)	38,237,250
1,685,000	Ashland, Inc.	72,825,700
1,440,000	Koppers Holdings, Inc. (b)	42,696,000
1,215,000	Zep, Inc. (b)	19,743,750
		173,502,700
	Commercial Banks – 3.21%
230,000	BancorpSouth, Inc. (c)	5,614,300
785,000	BankFinancial Corp.	7,520,300

Shares		Value
	Commercial Banks – (continued)
654,440	Beneficial Mutual Bancorp, Inc. (a)	$5,975,037
175,000	BOK Financial Corp. (c)	8,106,000
242,472	FirstMerit Corp.	4,614,242
255,500	Glacier Bancorp, Inc.	3,817,170
790,000	IBERIABANK Corp.	35,992,400
960,000	MB Financial, Inc.	20,131,200
1,200,000	PrivateBancorp, Inc. (c)	29,352,000
1,110,000	Wintrust Financial Corp.	31,035,600
		152,158,249
	Commercial Services & Supplies – 3.05%
1,380,000	Brink's Home Security Holdings, Inc. (a)	42,490,200
765,000	GP Strategies Corp. (a)	5,729,850
1,500,000	Layne Christensen Co. (a) (b)	48,075,000
617,500	Mac-Gray Corp. (a)	6,656,650
1,520,000	PHH Corp. (a)	30,156,800
662,000	Standard Parking Corp. (a)	11,578,380
		144,686,880
	Computers & Peripherals – 0.27%
460,000	Teradata Corp. (a)	12,659,200
	Construction & Engineering – 5.67%
1,405,000	AECOM Technology Corp. (a)	38,131,700
1,460,000	Chicago Bridge & Iron Co.	27,272,800
1,222,500	Foster Wheeler AG (a)	39,009,975
1,170,000	Granite Construction, Inc.	36,199,800
818,000	Integrated Electrical Services, Inc. (a) (b)	6,584,900
1,500,000	McDermott International, Inc. (a)	37,905,000
1,710,000	Quanta Services, Inc. (a)	37,842,300
1,075,000	The Shaw Group, Inc. (a)	34,496,750
260,000	URS Corp. (a)	11,349,000
		268,792,225
	Construction Materials – 0.98%
1,110,000	Texas Industries, Inc. (c)	46,608,900

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	Diversified Financial Services – 0.39%
1,544,000	MarketAxess Holdings, Inc. (a)	$18,605,200
	Electric Utilities – 3.40%
620,000	Black Hills Corp.	15,605,400
840,000	Cleco Corp. (c)	21,067,200
600,000	Hawaiian Electric Industries, Inc. (c)	10,872,000
1,020,000	ITC Holdings Corp.	46,359,000
865,000	Otter Tail Corp. (c)	20,699,450
1,425,000	Portland General Electric Co.	28,101,000
950,000	Westar Energy, Inc.	18,534,500
		161,238,550
	Electrical Equipment – 3.50%
1,309,000	Acuity Brands, Inc. (c)	42,162,890
1,010,000	AZZ, Inc. (a) (b)	40,571,700
845,000	General Cable Corp. (a)	33,081,750
1,095,000	Regal Beloit Corp.	50,052,450
		165,868,790
	Energy Equipment & Services – 4.03%
1,100,000	Dresser-Rand Group, Inc. (a)	34,177,000
100,000	Dril-Quip, Inc. (a)	4,964,000
800,000	Exterran Holdings, Inc. (a)	18,992,000
1,850,000	Key Energy Services, Inc. (a)	16,095,000
700,000	Lufkin Industries, Inc.	37,226,000
1,755,000	Natural Gas Services Group, Inc. (a) (b)	30,923,100
1,750,000	Pioneer Drilling Co. (a)	12,845,000
957,426	Superior Well Services, Inc. (a) (c)	9,267,884
1,740,000	Willbros Group, Inc. (a)	26,500,200
		190,990,184
	Food Products – 5.09%
1,545,000	Flowers Foods, Inc. (c)	40,618,050
560,000	The J. M. Smucker Co.	29,685,600
1,380,000	Lance, Inc.	35,631,600
690,000	Ralcorp Holdings, Inc. (a)	40,344,300

Shares		Value
	Food Products – (continued)
1,620,000	Tootsie Roll Industries, Inc. (c)	$38,523,600
1,580,000	TreeHouse Foods, Inc. (a)	56,358,600
		241,161,750
	Gas Utilities – 0.47%
625,000	South Jersey Industries, Inc.	22,062,500
	Health Care Equipment & Supplies – 1.24%
150,000	CareFusion Corp. (a)	3,270,000
2,540,000	Hill-Rom Holdings, Inc.	55,321,200
		58,591,200
	Health Care Providers & Services – 2.82%
2,830,000	AmerisourceBergen Corp.	63,335,400
430,000	Emeritus Corp. (a) (c)	9,438,500
675,000	Patterson Cos, Inc. (a)	18,393,750
2,295,000	Pharmerica Corp. (a) (b)	42,618,150
		133,785,800
	Health Care Technology – 0.92%
2,825,000	IMS Health, Inc.	43,363,750
	Hotels, Restaurants & Leisure – 4.60%
2,630,000	CKE Restaurants, Inc.	27,588,700
5,710,000	Denny's Corp. (a) (b)	15,188,600
905,000	DineEquity, Inc. (b) (c)	22,398,750
1,740,000	Gaylord Entertainment Co. (a) (c)	34,974,000
2,150,000	Marcus Corp. (b)	27,498,500
1,505,000	Orient-Express Hotels Ltd.	17,322,550
710,452	Red Lion Hotels Corp. (a)	4,085,099
1,355,000	Vail Resorts, Inc. (a) (c)	45,446,700
1,440,000	Wyndham Worldwide Corp.	23,500,800
		218,003,699
	Household Durables – 1.09%
1,525,000	DR Horton, Inc.	17,400,250
1,475,000	Pulte Homes, Inc.	16,210,250
910,000	Toll Brothers, Inc. (a)	17,781,400
		51,391,900

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	Insurance – 4.84%
300,000	Arthur J. Gallagher & Co.	$7,311,000
1,050,000	Covanta Holding Corp. (a)	17,850,000
1,465,000	Hanover Insurance Group, Inc.	60,548,450
2,085,000	HCC Insurance Holdings, Inc.	57,024,750
1,900,000	Meadowbrook Insurance Group, Inc.	14,060,000
192,500	PartnerRe Ltd.	14,810,950
810,000	Reinsurance Group of America, Inc.	36,126,000
850,000	WR Berkley Corp.	21,488,000
		229,219,150
	IT Services – 1.44%
1,260,000	Broadridge Financial Solutions, Inc.	25,326,000
1,460,000	Wright Express Corp. (a)	43,084,600
		68,410,600
	Machinery – 16.56%
1,000,000	Ampco-Pittsburgh Corp. (b)	26,590,000
1,285,000	Bucyrus International, Inc. – Class A	45,771,700
1,120,000	CIRCOR International, Inc. (b)	31,651,200
2,460,000	Colfax Corp. (a) (b)	26,149,800
1,175,000	EnPro Industries, Inc. (a) (b)	26,860,500
2,870,000	Federal Signal Corp. (b)	20,635,300
500,700	Flowserve Corp.	49,338,978
1,365,000	Gardner Denver, Inc. (a)	47,611,200
1,960,000	Greenbrier Companies, Inc. (b)	22,951,600
970,000	John Bean Technologies Corp.	17,624,900
740,000	Joy Global, Inc.	36,215,600
1,275,000	Kaydon Corp.	41,335,500
1,042,500	L.B. Foster Co. (a) (b)	31,879,650
3,545,000	Mueller Water Products, Inc. – Class A	19,426,600
1,375,000	RBC Bearings, Inc. (a) (b)	32,078,750
1,815,000	Robbins & Myers, Inc. (b)	42,616,200

Shares		Value
	Machinery – (continued)
970,000	Sun Hydraulics Corp. (b) (c)	$20,428,200
1,530,000	Tennant Co. (b)	44,461,800
910,000	Terex Corp. (a)	18,864,300
2,025,000	Titan International, Inc. (b)	18,022,500
1,410,000	Trinity Industries, Inc. (c)	24,237,900
495,000	Valmont Industries, Inc.	42,164,100
1,515,000	Watts Water Technologies, Inc. – Class A (b)	45,828,750
1,375,000	Westinghouse Air Brake Technologies Corp.	51,603,750
		784,348,778
	Media – 0.26%
1,226,842	Carmike Cinemas, Inc. (b)	12,403,373
	Metals & Mining – 4.98%
250,000	A.M. Castle & Co.	2,485,000
470,000	Alpha Natural Resources, Inc. (a)	16,497,000
1,785,000	AMCOL International Corp. (b)	40,858,650
1,205,000	Brush Engineered Materials, Inc. (a) (b)	29,474,300
635,000	Commercial Metals Co.	11,366,500
760,000	Haynes International, Inc. (a) (b)	24,183,200
876,000	Kaiser Aluminum Corp.	31,851,360
735,000	Universal Stainless & Alloy Products, Inc. (a) (b)	13,413,750
1,095,000	Walter Energy, Inc.	65,765,700
		235,895,460
	Multiline Retail – 0.31%
2,150,000	Saks, Inc. (a) (c)	14,663,000
	Multi-Utilities – 0.46%
177,000	Florida Public Utilities Co.	2,150,550
860,000	Vectren Corp.	19,814,400
		21,964,950
	Oil, Gas & Consumable Fuels – 7.25%
1,140,000	Carrizo Oil & Gas, Inc. (a)	27,918,600
1,140,000	Comstock Resources, Inc. (a)	45,691,200

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	Oil, Gas & Consumable Fuels – (continued)
635,000	Contango Oil & Gas Company (a)	$32,423,100
600,000	Continental Resources, Inc. (a) (c)	23,502,000
1,125,000	Encore Acquisition Co. (a)	42,075,000
2,630,000	EXCO Resources, Inc. (a)	49,154,700
950,000	Goodrich Petroleum Corp. (a) (c)	24,519,500
2,130,000	Petrohawk Energy Corp. (a)	51,567,300
945,000	Range Resources Corp.	46,645,200
		343,496,600
	Paper & Forest Products – 1.36%
305,000	Clearwater Paper Corp. (a)	12,605,650
434,000	Deltic Timber Corp.	19,864,180
1,290,000	Neenah Paper, Inc. (b)	15,183,300
1,690,000	Wausau Paper Corp.	16,900,000
		64,553,130
	Pharmaceuticals – 0.54%
750,000	Perrigo Co. (c)	25,492,500
	Real Estate – 0.45%
1,235,000	Forestar Real Estate Group, Inc. (a)	21,217,300
	Real Estate Investment Trusts (REITs) – 0.34%
1,005,000	Walter Investment Management Corp. (b)	16,100,100
	Road & Rail – 2.37%
518,000	Amerco, Inc. (a)	23,755,480
1,735,000	Genesee & Wyoming, Inc. (a)	52,605,200
1,275,000	Kansas City Southern (a)	33,774,750
208,000	Providence & Worcester Railroad Co.	2,138,240
		112,273,670
	Specialty Retail – 2.25%
2,540,000	Maidenform Brands, Inc. (a) (b)	40,792,400
700,000	PetSmart, Inc.	15,225,000

Shares		Value
	Specialty Retail – (continued)
3,580,000	Sally Beauty Holdings, Inc. (a)	$25,453,800
1,945,000	Stage Stores, Inc. (b)	25,207,200
		106,678,400
	Thrifts & Mortgage Finance – 2.32%
1,175,000	Brookline Bancorp, Inc.	11,421,000
629,700	Danvers Bancorp, Inc. (c)	8,557,623
1,750,683	First Niagara Financial Group, Inc.	21,585,921
1,091,500	Home Federal Bancorp, Inc. (b)	12,464,930
2,455,000	NewAlliance Bancshares, Inc.	26,268,500
1,395,000	Provident Financial Services, Inc.	14,354,550
1,810,000	Westfield Financial, Inc. (b)	15,330,700
		109,983,224
	Total Common Stocks (Cost $5,098,140,829)	$4,733,741,605

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Principal Amount		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – 1.56%
$70,363,000	Credit Suisse First Boston Repurchase Agreement, (Dated 9/30/2009), 0.78%, due 10/01/2009, (Repurchased proceeds $70,364,500); Collateralized by $71,771,790, in various federal agency bonds with interest rates of 0.00% and maturity date ranges of 03/01/2018 to 10/01/2037 (Market Value $71,466,358)	$70,363,000

Shares		Value
	INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING – (continued)
1,852,963	J.P. Morgan Prime Money Market Fund, 0.00%	$1,852,963
1,737,124	Goldman Sachs Financial Square Money Market Fund, 0.13%	1,737,124
	Total Investments Purchased with Cash Proceeds From Securities Lending (Cost $73,953,087)	$73,953,087
	SHORT TERM INVESTMENTS – 0.00%
	Investment Companies – 0.00%
118	Fidelity Institutional Government Portfolio, 0.10%	$118
	Total Short Term Investments (Cost $118)	$118
	Total Investments – 101.48% (Cost $5,172,094,034)	$4,807,694,810
	Liabilities in Excess of Other Assets – (1.48)%	(70,333,751)
	TOTAL NET ASSETS – 100.00%	$4,737,361,059

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

(b)  Affiliated issuer. See Note 10 in the Notes to the Financial Statements.

(c)  All or a portion of security is out on loan. See Note 2f in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2009

Shares		Value
	COMMON STOCKS – 99.08%
	Aerospace & Defense – 0.75%
14,000	KBR, Inc.	$326,060
	Beverages – 1.43%
21,500	Dr. Pepper Snapple Group, Inc. (a)	618,125
	Building Products – 0.67%
29,000	Griffon Corp. (a)	292,030
	Capital Markets – 6.88%
20,000	Duff & Phelps Corp. – Class A	383,200
40,000	Epoch Holding Corp.	350,000
24,000	Janus Capital Group, Inc.	340,320
9,000	Lazard Ltd.	371,790
13,000	Legg Mason, Inc.	403,390
58,000	Pzena Investment Management, Inc.	473,860
28,000	Safeguard Scientifics, Inc. (a)	307,160
6,500	Stifel Financial Corp. (a)	356,850
		2,986,570
	Chemicals – 7.12%
9,000	Airgas, Inc.	435,330
21,000	Ashland, Inc.	907,620
6,500	FMC Corp.	365,625
11,500	Koppers Holdings, Inc.	340,975
59,000	Solutia, Inc. (a)	683,220
22,000	Zep, Inc.	357,500
		3,090,270
	Commercial Banks – 1.01%
60,000	Sterling Bancshares, Inc.	438,600
	Commercial Services & Supplies – 2.63%
10,500	Brink's Home Security Holdings, Inc. (a)	323,295
23,000	PHH Corp. (a)	456,320
35,000	United Rentals, Inc. (a)	360,500
		1,140,115
	Computers & Peripherals – 0.82%
13,000	Teradata Corp. (a)	357,760

Shares		Value
	Construction & Engineering – 6.03%
11,000	AECOM Technology Corp. (a)	$298,540
30,000	Chicago Bridge & Iron Co.	560,400
12,000	Foster Wheeler AG (a)	382,920
11,000	Granite Construction, Inc.	340,340
15,000	McDermott International, Inc. (a)	379,050
15,000	Quanta Services, Inc. (a)	331,950
10,000	The Shaw Group, Inc. (a)	320,900
		2,614,100
	Construction Materials – 1.72%
4,000	Martin Marietta Materials, Inc.	368,280
9,000	Texas Industries, Inc.	377,910
		746,190
	Consumer Finance – 1.20%
32,000	Discover Financial Services	519,360
	Containers & Packaging – 0.78%
9,000	AptarGroup, Inc.	336,240
	Diversified Financial Services – 2.77%
2,000	CME Group, Inc.	616,380
63,000	Great American Group, Inc. (a)	274,050
12,500	Leucadia National Corp. (a)	309,000
		1,199,430
	Electric Utilities – 2.57%
6,000	ITC Holdings Corp.	272,700
12,500	Otter Tail Corp.	299,125
12,000	Wisconsin Energy Corp.	542,040
		1,113,865
	Electrical Equipment – 1.50%
9,000	Acuity Brands, Inc.	289,890
12,000	Thomas & Betts Corp. (a)	360,960
		650,850
	Energy Equipment & Services – 4.30%
8,100	Dril-Quip, Inc. (a)	402,084
22,000	Exterran Holdings, Inc. (a)	522,280
19,000	Halliburton Co.	515,280
28,000	Willbros Group, Inc. (a)	426,440
		1,866,084

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	Food & Staples Retailing – 1.07%
13,000	CVS Caremark Corp.	$464,620
	Food Products – 1.36%
22,000	Cal-Maine Foods, Inc.	588,940
	Health Care Equipment & Supplies – 1.75%
11,000	CareFusion Corp. (a)	239,800
12,000	Covidien Plc	519,120
		758,920
	Health Care Providers & Services – 2.64%
13,000	AmerisourceBergen Corp.	290,940
20,000	Cardinal Health, Inc.	536,000
5,800	Henry Schein, Inc. (a)	318,478
		1,145,418
	Health Care Technology – 0.88%
25,000	IMS Health, Inc.	383,750
	Hotels, Restaurants & Leisure – 5.51%
18,000	DineEquity, Inc.	445,500
21,400	Gaylord Entertainment Co. (a)	430,140
57,000	MGM Mirage (a)	686,280
40,000	Orient-Express Hotels Ltd.	460,400
11,000	Vail Resorts, Inc. (a)	368,940
		2,391,260
	Household Durables – 4.83%
38,000	DR Horton, Inc.	433,580
17,000	Jarden Corp. (a)	477,190
39,000	Pulte Homes, Inc.	428,610
8,500	Snap-On, Inc.	295,460
23,500	Toll Brothers, Inc. (a)	459,190
		2,094,030
	Insurance – 3.80%
13,400	Arthur J. Gallagher & Co.	326,558
21,000	Covanta Holding Corp. (a)	357,000
21,000	Fidelity National Financial, Inc.	316,680
11,000	HCC Insurance Holdings, Inc.	300,850
4,500	PartnerRe Ltd.	346,230
		1,647,318

Shares		Value
	IT Services – 0.90%
19,500	Broadridge Financial Solutions, Inc.	$391,950
	Machinery – 14.21%
12,000	Bucyrus International, Inc. – Class A	427,440
47,000	Colfax Corp. (a)	499,610
15,000	EnPro Industries, Inc. (a)	342,900
3,500	Flowserve Corp.	344,890
10,000	Harsco Corp.	354,100
22,000	John Bean Technologies Corp.	399,740
8,500	Joy Global, Inc.	415,990
8,000	L.B. Foster Co. (a)	244,640
50,000	Manitowoc Company, Inc.	473,500
75,000	Mueller Water Products, Inc. – Class A	411,000
24,000	Oshkosh Truck Corp.	742,320
26,000	Portec Rail Products, Inc.	246,740
16,000	Tennant Co.	464,960
21,000	Terex Corp. (a)	435,330
21,000	Trinity Industries, Inc.	360,990
		6,164,150
	Metals & Mining – 2.37%
8,500	Kaiser Aluminum Corp.	309,060
12,000	Walter Energy, Inc.	720,720
		1,029,780
	Multiline Retail – 1.02%
65,000	Saks, Inc. (a)	443,300
	Oil, Gas & Consumable Fuels – 4.50%
10,000	Consol Energy, Inc.	451,100
13,000	Continental Resources, Inc. (a)	509,210
25,000	EXCO Resources, Inc. (a)	467,250
14,000	Petrohawk Energy Corp. (a)	338,940
18,000	Resolute Energy Corp. (a)	186,300
		1,952,800
	Paper & Forest Products – 2.67%
28,000	Clearwater Paper Corp. (a)	1,157,240
	Pharmaceuticals – 1.41%
18,000	Perrigo Co.	611,820

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	Real Estate – 1.19%
30,000	Forestar Real Estate Group, Inc. (a)	$515,400
	Real Estate Investment Trusts (REITs) – 2.22%
60,000	Walter Investment Management Corp.	961,200
	Road & Rail – 1.69%
11,000	Genesee & Wyoming, Inc. (a)	333,520
15,000	Kansas City Southern (a)	397,350
		730,870
	Software – 0.75%
13,900	Jack Henry & Associates, Inc.	326,233
	Specialty Retail – 0.75%
15,000	PetSmart, Inc.	326,250
	Thrifts & Mortgage Finance – 1.38%
18,000	First Niagara Financial Group, Inc.	221,940
24,000	Territorial Bancorp, Inc. (a)	376,320
		598,260
	Total Common Stocks (Cost $35,432,843)	$42,979,158
	EXCHANGE-TRADED FUNDS – 0.74%
	Banks – 0.74%
15,000	SPDR KBW Regional Banking ETF	$319,800
	Total Exchange-Traded Funds (Cost $302,112)	$319,800

Shares		Value
	SHORT TERM INVESTMENTS – 0.20%
	Investment Companies – 0.20%
88,598	Fidelity Institutional Government Portfolio, 0.10%	$88,598
	Total Short Term Investments (Cost $88,598)	$88,598
	Total Investments – 100.02% (Cost $35,823,553)	$43,387,556
	Liabilities in Excess of Other Assets – (0.02)%	(7,180)
	TOTAL NET ASSETS – 100.00%	$43,380,376

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2009

Shares		Value
	COMMON STOCKS – 99.95%
	Aerospace & Defense – 1.59%
52,000	KBR, Inc.	$1,211,080
	Beverages – 3.05%
81,000	Dr. Pepper Snapple Group, Inc. (a)	2,328,750
	Capital Markets – 8.89%
48,000	Ameriprise Financial, Inc.	1,743,840
97,000	Invesco Ltd.	2,207,720
35,000	Lazard Ltd.	1,445,850
45,000	Legg Mason, Inc.	1,396,350
		6,793,760
	Chemicals – 6.56%
25,000	Airgas, Inc.	1,209,250
49,000	Ashland, Inc.	2,117,780
30,000	FMC Corp.	1,687,500
		5,014,530
	Commercial Banks – 3.47%
42,000	BancorpSouth, Inc.	1,025,220
72,000	SunTrust Banks, Inc.	1,623,600
		2,648,820
	Construction & Engineering – 6.88%
46,300	AECOM Technology Corp. (a)	1,256,582
42,000	Foster Wheeler AG (a)	1,340,220
66,500	Quanta Services, Inc. (a)	1,471,645
37,000	The Shaw Group, Inc. (a)	1,187,330
		5,255,777
	Construction Materials – 1.99%
16,500	Martin Marietta Materials, Inc.	1,519,155
	Diversified Financial Services – 5.43%
86,000	Leucadia National Corp. (a)	2,125,920
70,000	NYSE Euronext, Inc.	2,022,300
		4,148,220
	Electric Utilities – 1.24%
21,000	Wisconsin Energy Corp.	948,570
	Energy Equipment & Services – 2.87%
42,000	FMC Technologies, Inc. (a)	2,194,080

Shares		Value
	Food Products – 1.53%
20,000	Ralcorp Holdings, Inc. (a)	$1,169,400
	Gas Utilities – 2.02%
41,000	Questar Corp.	1,539,960
	Health Care Equipment & Supplies – 1.72%
38,000	DENTSPLY International, Inc.	1,312,520
	Health Care Providers & Services – 5.96%
92,000	AmerisourceBergen Corp.	2,058,960
50,000	Cardinal Health, Inc.	1,340,000
21,000	Henry Schein, Inc. (a)	1,153,110
		4,552,070
	Hotels, Restaurants & Leisure – 2.43%
154,000	MGM Mirage (a)	1,854,160
	Household Durables – 1.34%
90,000	DR Horton, Inc.	1,026,900
	Insurance – 8.88%
68,000	Covanta Holding Corp. (a)	1,156,000
78,000	Fidelity National Financial, Inc.	1,176,240
40,000	HCC Insurance Holdings, Inc.	1,094,000
23,000	PartnerRe Ltd.	1,769,620
63,000	WR Berkley Corp.	1,592,640
		6,788,500
	IT Services – 7.33%
78,000	Fidelity National Information Services, Inc.	1,989,780
45,000	Lender Processing Services, Inc.	1,717,650
100,000	Western Union Co.	1,892,000
		5,599,430
	Machinery – 7.20%
64,000	Ingersoll-Rand Plc	1,962,880
34,000	ITT Corp.	1,773,100
36,000	Joy Global, Inc.	1,761,840
		5,497,820
	Metals & Mining – 1.70%
35,000	Peabody Energy Corp.	1,302,700

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	Multi-Utilities & Unregulated Power – 0.24%
4,000	National Fuel Gas Co. (a)	$183,240
	Oil, Gas & Consumable Fuels – 7.99%
43,000	Consol Energy, Inc.	1,939,730
55,000	Petrohawk Energy Corp. (a)	1,331,550
35,000	Range Resources Corp.	1,727,600
26,000	Southwestern Energy Co. (a)	1,109,680
		6,108,560
	Pharmaceuticals – 2.22%
50,000	Perrigo Co.	1,699,500
	Road & Rail – 3.07%
27,000	Canadian Pacific Railway Ltd.	1,262,250
41,000	Kansas City Southern (a)	1,086,090
		2,348,340
	Specialty Retail – 3.06%
28,000	Advance Auto Parts, Inc.	1,099,840
57,000	PetSmart, Inc.	1,239,750
		2,339,590
	Thrifts & Mortgage Finance – 1.29%
75,000	Hudson City Bancorp, Inc.	986,250
	Total Common Stocks (Cost $61,695,179)	$76,371,682

Shares		Value
	SHORT TERM INVESTMENTS – 0.12%
	Investment Companies – 0.12%
95,146	Fidelity Institutional Government Portfolio, 0.10%	$95,146
	Total Short Term Investments (Cost $95,146)	$95,146
	Total Investments – 100.07% (Cost $61,790,325)	$76,466,828
	Liabilities in Excess of Other Assets – (0.07)%	(55,053)
	TOTAL NET ASSETS – 100.00%	$76,411,775

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
September 30, 2009

Shares		Value
	COMMON STOCKS – 100.02%
	Aerospace & Defense – 1.54%
54,000	KBR, Inc.	$1,257,660
	Beverages – 1.75%
50,000	Dr. Pepper Snapple Group, Inc. (a)	1,437,500
	Capital Markets – 7.50%
58,000	Duff & Phelps Corp. – Class A	1,111,280
107,000	Epoch Holding Corp.	936,250
45,000	Invesco Ltd.	1,024,200
31,000	Legg Mason, Inc.	961,930
100,000	Pzena Investment Management, Inc.	817,000
23,500	Stifel Financial Corp. (a)	1,290,150
		6,140,810
	Chemicals – 7.09%
24,000	Airgas, Inc.	1,160,880
37,000	Ashland, Inc.	1,599,140
19,000	FMC Corp.	1,068,750
28,500	Koppers Holdings, Inc.	845,025
70,000	Zep, Inc.	1,137,500
		5,811,295
	Commercial Banks – 1.24%
45,000	SunTrust Banks, Inc.	1,014,750
	Commercial Services & Supplies – 1.32%
35,000	Brink's Home Security Holdings, Inc. (a)	1,077,650
	Computers & Peripherals – 1.48%
44,000	Teradata Corp. (a)	1,210,880
	Construction & Engineering – 7.74%
34,000	AECOM Technology Corp. (a)	922,760
70,000	Chicago Bridge & Iron Co.	1,307,600
35,000	Foster Wheeler AG (a)	1,116,850
18,000	Integrated Electrical Services, Inc. (a)	144,900
50,000	McDermott International, Inc. (a)	1,263,500

Shares		Value
	Construction & Engineering – (continued)
31,000	Quanta Services, Inc. (a)	$686,030
28,000	The Shaw Group, Inc. (a)	898,520
		6,340,160
	Construction Materials – 2.30%
10,000	Martin Marietta Materials, Inc.	920,700
23,000	Texas Industries, Inc.	965,770
		1,886,470
	Containers & Packaging – 1.19%
26,200	AptarGroup, Inc.	978,832
	Diversified Financial Services – 1.12%
21,000	JPMorgan Chase & Co.	920,220
	Electric Utilities – 1.07%
26,000	ALLETE, Inc.	872,820
	Electrical Equipment – 2.32%
25,000	Acuity Brands, Inc.	805,250
24,000	Regal Beloit Corp.	1,097,040
		1,902,290
	Energy Equipment & Services – 2.34%
3,000	Dril-Quip, Inc. (a)	148,920
35,000	Halliburton Co.	949,200
54,000	Willbros Group, Inc. (a)	822,420
		1,920,540
	Food & Staples Retailing – 1.31%
30,000	CVS Caremark Corp.	1,072,200
	Food Products – 2.63%
30,000	Cal-Maine Foods, Inc.	803,100
20,000	The J. M. Smucker Co.	1,060,200
5,000	Ralcorp Holdings, Inc. (a)	292,350
		2,155,650
	Health Care Equipment & Supplies – 1.35%
25,500	Covidien Plc	1,103,130
	Health Care Providers & Services – 3.35%
58,000	AmerisourceBergen Corp.	1,298,040
19,000	Cardinal Health, Inc.	509,200
17,000	Henry Schein, Inc. (a)	933,470
		2,740,710

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	Health Care Technology – 1.15%
61,500	IMS Health, Inc.	$944,025
	Hotels, Restaurants & Leisure – 4.16%
38,000	DineEquity, Inc.	940,500
28,000	MGM Mirage (a)	337,120
77,000	Orient-Express Hotels Ltd.	886,270
76,000	Wyndham Worldwide Corp.	1,240,320
		3,404,210
	Household Durables – 3.88%
70,000	DR Horton, Inc.	798,700
73,000	Pulte Homes, Inc.	802,270
23,500	Snap-On, Inc.	816,860
39,000	Toll Brothers, Inc. (a)	762,060
		3,179,890
	Industrial Conglomerates – 1.18%
28,000	Tyco International Ltd.	965,440
	Insurance – 3.71%
15,000	ACE Ltd.	801,900
45,000	Covanta Holding Corp. (a)	765,000
9,000	PartnerRe Ltd.	692,460
31,000	WR Berkley Corp.	783,680
		3,043,040
	IT Services – 1.42%
58,000	Broadridge Financial Solutions, Inc.	1,165,800
	Machinery – 7.66%
87,000	Colfax Corp. (a)	924,810
7,000	Flowserve Corp.	689,780
18,000	ITT Corp.	938,700
25,000	Joy Global, Inc.	1,223,500
27,500	L.B. Foster Co. (a)	840,950
140,000	Mueller Water Products, Inc. – Class A	767,200
94,000	Portec Rail Products, Inc.	892,060
		6,277,000
	Metals & Mining – 6.25%
38,000	AMCOL International Corp.	869,820
26,000	Haynes International, Inc. (a)	827,320
25,000	Kaiser Aluminum Corp.	909,000
24,000	Peabody Energy Corp.	893,280

Shares		Value
	Metals & Mining – (continued)
27,000	Walter Energy, Inc.	$1,621,620
		5,121,040
	Multiline Retail – 2.90%
120,000	Dillard's Inc.	1,692,000
100,000	Saks, Inc. (a)	682,000
		2,374,000
	Oil, Gas & Consumable Fuels – 7.61%
22,000	Comstock Resources, Inc. (a)	881,760
26,000	Continental Resources, Inc. (a)	1,018,420
80,000	EXCO Resources, Inc. (a)	1,495,200
50,000	Petrohawk Energy Corp. (a)	1,210,500
14,000	Range Resources Corp.	691,040
22,000	Southwestern Energy Co. (a)	938,960
		6,235,880
	Paper & Forest Products – 1.97%
39,000	Clearwater Paper Corp. (a)	1,611,870
	Pharmaceuticals – 0.58%
14,000	Perrigo Co.	475,860
	Real Estate – 1.99%
95,000	Forestar Real Estate Group, Inc. (a)	1,632,100
	Real Estate Investment Trusts (REITs) – 1.43%
73,000	Walter Investment Management Corp.	1,169,460
	Road & Rail – 2.51%
35,000	Genesee & Wyoming, Inc. (a)	1,061,200
17,000	Union Pacific Corp.	991,950
		2,053,150
	Specialty Retail – 2.00%
32,000	PetSmart, Inc.	696,000
133,000	Sally Beauty Holdings, Inc. (a)	945,630
		1,641,630
	Thrifts & Mortgage Finance – 0.98%
65,000	First Niagara Financial Group, Inc.	801,450
	Total Common Stocks (Cost $79,022,649)	$81,939,412

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2009

Shares		Value
	SHORT TERM INVESTMENTS – 0.00%
	Investment Companies – 0.00%
534	Fidelity Institutional Government Portfolio, 0.10%	$534
	Total Short Term Investments (Cost $534)	$534
	Total Investments – 100.02% (Cost $79,023,183)	$81,939,946
	Liabilities in Excess of Other Assets – (0.02)%	(16,555)
	TOTAL NET ASSETS – 100.00%	$81,923,391

Percentages are stated as a percent of net assets.

(a)  Non Income Producing.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2009

	Small Cap Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund
ASSETS:
Investments, at value (1) (See Note 2f)
Unaffiliated issuers	$3,774,282,107	$43,387,556	$76,466,828	$81,939,946
Affiliated issuers	1,033,412,703	—	—	—
Receivable for investments sold	17,854,437	309,206	257,325	406,641
Receivable for securities lending collateral sold (3)	6,996,010	—	—	—
Receivable for shares issued	12,270,393	278,520	23,402	59,473
Dividends and interest receivable	4,236,816	20,354	49,658	54,390
Prepaid expenses and other assets	171,074	22,034	22,017	20,524
Total Assets	4,849,223,540	44,017,670	76,819,230	82,480,974
LIABILITIES:
Payable for investments purchased	3,996,245	575,224	183,158	160,576
Payable for shares redeemed	16,427,970	1,762	98,805	73,783
Payable upon return of securities on loan	81,994,478	—	—	—
Payable on line of credit	3,900,000	—	—	210,000
Payable to Adviser	3,413,486	19,725	63,868	56,941
Accrued 12b-1 fees – Class A	757,207	4,381	12,100	10,245
Other accrued expenses	1,373,095	36,202	49,524	46,038
Total Liabilities	111,862,481	637,294	407,455	557,583
NET ASSETS	$4,737,361,059	$43,380,376	$76,411,775	$81,923,391
NET ASSETS CONSIST OF:
Capital stock	$6,374,346,687	$42,463,910	$128,149,558	$117,932,864
Accumulated undistributed net investment income	9,649,519	22,773	129,932	46,411
Accumulated undistributed net realized loss on investments	(1,282,235,923)	(6,670,310)	(66,544,218)	(38,972,647)
Net unrealized appreciation/(depreciation) on investments	(364,399,224)	7,564,003	14,676,503	2,916,763
NET ASSETS	$4,737,361,059	$43,380,376	$76,411,775	$81,923,391
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	227,581,807	3,007,921	7,708,175	6,945,106
NET ASSETS	$4,350,731,351	$24,845,643	$62,607,786	$62,387,983
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$19.12	$8.26	$8.12	$8.98
MAXIMUM OFFERING PRICE PER SHARE (2)	$20.02	$8.65	$8.50	$9.40
Class I Shares
Authorized	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	20,132,844	2,232,361	1,690,980	2,165,231
NET ASSETS	$386,629,708	$18,534,733	$13,803,989	$19,535,408
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$19.20	$8.30	$8.16	$9.02

(1)  Cost of Investments

Unaffiliated issuers	$3,715,368,391	$35,823,553	$61,790,325	$79,023,183
Affiliated issuers	1,456,725,643	—	—	—

(2)  Includes a sales load of 4.50% (see Note 7).

(3)  On September 16, 2008, the Fund executed a request to redeem its securities lending cash collateral invested in the Reserve Primary Fund. As of the date of this Annual Report, the Reserve Primary Fund had not honored this request in full and is subject to a variety of private lawsuits, as well as SEC investigation, oversight and litigation. Although the Fund has received approximately 92% of its original receivable, it is possible that the Fund may not receive back all of the remaining securities lending cash collateral in the Reserve Primary Fund (see note 2f).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Year Ended
September 30, 2009

	Small Cap Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$45,165,167	$322,987	$1,048,380	$920,476
Affiliated issuers	20,680,112	—	—	—
Less: Foreign withholding tax	(7,230)	(84)	(3,045)	(1,058)
Interest income	102,550	2,335	1,254	1,774
Securities Lending Income, net	1,057,637	334	1,143	1,512
Other Income	11,341	—	1	178
Total Investment Income	67,009,577	325,572	1,047,733	922,882
EXPENSES:
Investment advisory fees	38,593,447	228,779	669,026	664,003
12b-1 fees – Class A	9,862,710	39,799	150,754	129,808
Shareholder servicing fees	2,077,632	11,439	33,451	33,200
Transfer agent fees and expenses	4,157,357	21,161	64,727	64,239
Federal and state registration fees	257,032	36,646	50,524	53,510
Audit expense	65,050	24,165	24,244	24,244
Fund accounting and administration fees	870,641	8,282	15,434	17,004
Directors' fees	453,359	3,272	7,198	7,754
Custody fees	254,660	7,471	6,086	7,403
Reports to shareholders	487,453	2,472	5,648	4,450
Interest expense	107,496	1,832	5,174	6,149
Other	626,277	3,388	12,891	12,374
Total expenses before reimbursement	57,813,114	388,706	1,045,157	1,024,138
Reimbursement of expenses by Advisor	(165,650)	(86,870)	(126,939)	(133,475)
NET EXPENSES	57,647,464	301,836	918,218	890,663
NET INVESTMENT INCOME	9,362,113	23,736	129,515	32,219
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments from sales of:
Unaffiliated issuers	(857,442,192)	(6,068,456)	(55,909,183)	(31,085,363)
Affiliated issuers	(415,097,029)	—	—	—
Change in net unrealized appreciation/ (depreciation) on investments	(172,182,107)	10,239,369	28,207,161	14,369,715
Net Gain/(Loss) on Investments	(1,444,721,328)	4,170,913	(27,702,022)	(16,715,648)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,435,359,215)	$4,194,649	$(27,572,507)	$(16,683,429)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund		Small-Mid Cap Value Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008
OPERATIONS:
Net investment income/(loss)	$9,362,113	$(21,209,064)	$23,736	$(22,932)
Net realized gain/(loss) on investments	(1,272,539,221)	5,381,171	(6,068,456)	(603,331)
Change in net unrealized appreciation on investments	(172,182,107)	(1,096,333,452)	10,239,369	(3,088,941)
Net increase from payments by affiliates	—	3,429,299	—	—
Net increase/(decrease) in net assets resulting from operations	(1,435,359,215)	(1,108,732,046)	4,194,649	(3,715,204)
DISTRIBUTIONS:
Net investment income – Class A	—	—	—	(5,743)
Net investment income – Class I	—	—	—	(3,879)
Net realized gains – Class A	—	(138,843,405)	—	—
Tax return of capital – Class A	—	(8,530)	—	—
Total Distributions	—	(138,851,935)	—	(9,622)
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	1,719,113,566	3,696,878,347	22,247,699	16,125,248
Proceeds from distributions reinvested	—	127,617,365	—	5,393
Cost of shares redeemed	(2,180,450,516)	(1,983,365,444)	(12,760,393)	(2,863,633)
Net increase/(decrease) from capital stock transactions	(461,336,950)	1,841,130,268	9,487,306	13,267,008
Class I Shares
Proceeds from shares issued	305,226,754	304,946,831	12,889,792	4,374,544
Proceeds from distributions reinvested	—	—	—	3,879
Cost of shares redeemed	(141,147,032)	(20,300,545)	(1,054,734)	(837,658)
Net increase/(decrease) from capital stock transactions	164,079,722	284,646,286	11,835,058	3,540,765
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(1,732,616,443)	878,192,573	25,517,013	13,082,947
NET ASSETS:
Beginning of period	6,469,977,502	5,591,784,929	17,863,363	4,780,416
End of period	$4,737,361,059	$6,469,977,502	$43,380,376	$17,863,363
Accumulated undistributed net investment income/(loss)	$9,649,519	$1,022,798	$22,773	$3,050
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	108,582,558	133,179,417	3,590,006	1,509,790
Issued to shareholder in reinvestment of dividends	—	4,644,111	—	491
Shares redeemed	(139,053,181)	(72,918,376)	(2,155,155)	(274,136)
Net increase/(decrease) from capital stock transactions	(30,470,623)	64,905,152	1,434,851	1,236,145
Class I Shares
Shares Sold	19,485,975	10,857,143	1,965,604	407,358
Issued to shareholder in reinvestment of dividends	—	—	—	353
Shares redeemed	(9,451,473)	(758,801)	(152,687)	(88,267)
Net increase/(decrease) from capital stock transactions	10,034,502	10,098,342	1,812,917	319,444

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund		All Cap Value Fund
	Year Ended September 30, 2009	Year Ended September 30, 2008	Year Ended September 30, 2009	Year Ended September 30, 2008
OPERATIONS:
Net investment income/(loss)	$129,515	$(236,494)	$32,219	$(100,782)
Net realized gain/(loss) on investments	(55,909,183)	(8,343,411)	(31,085,363)	(6,726,378)
Change in net unrealized appreciation on investments	28,207,161	(35,134,206)	14,369,715	(20,694,565)
Net increase from payments by affiliates	—	—	—	—
Net increase/(decrease) in net assets resulting from operations	(27,572,507)	(43,714,111)	(16,683,429)	(27,521,725)
DISTRIBUTIONS:
Net investment income – Class A	—	—	—	—
Net investment income – Class I	—	—	—	—
Net realized gains – Class A	—	—	—	—
Tax return of capital – Class A	—	—	—	—
Total Distributions	—	—	—	—
CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	19,624,686	91,216,775	22,446,890	62,229,125
Proceeds from distributions reinvested	—	—	—	—
Cost of shares redeemed	(38,817,645)	(48,919,760)	(31,515,044)	(29,373,221)
Net increase/(decrease) from capital stock transactions	(19,192,959)	42,297,015	(9,068,154)	32,855,904
Class I Shares
Proceeds from shares issued	9,867,950	8,374,604	15,300,100	24,809,033
Proceeds from distributions reinvested	—	—	—	—
Cost of shares redeemed	(1,897,040)	(323,143)	(10,859,445)	(3,898,836)
Net increase/(decrease) from capital stock transactions	7,970,910	8,051,461	4,440,655	20,910,197
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(38,794,556)	6,634,365	(21,310,928)	26,244,376
NET ASSETS:
Beginning of period	115,206,331	108,571,966	103,234,319	76,989,943
End of period	$76,411,775	$115,206,331	$81,923,391	$103,234,319
Accumulated undistributed net investment income/(loss)	$129,932	$—	$46,411	$23,570
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	2,908,828	6,671,417	3,277,534	4,868,250
Issued to shareholder in reinvestment of dividends	—	—	—	—
Shares redeemed	(5,652,720)	(3,899,050)	(4,678,021)	(2,355,012)
Net increase/(decrease) from capital stock transactions	(2,743,892)	2,772,367	(1,400,487)	2,513,238
Class I Shares
Shares Sold	1,383,837	626,472	2,210,621	2,016,029
Issued to shareholder in reinvestment of dividends	—	—	—	—
Shares redeemed	(290,943)	(28,386)	(1,745,704)	(315,715)
Net increase/(decrease) from capital stock transactions	1,092,894	598,086	464,917	1,700,314

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small Cap Value Fund

	Year Ended September 30,
	2009	2008	2007	2006	2005
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$24.13	$28.95	$23.29	$21.73	$16.98
Income from investment operations:
Net investment income/(loss)	0.04	(0.08)	(0.13)	(0.07)	(0.06)
Net realized and unrealized gains/(loss) on investments	(5.05)	(4.08)	5.79	2.04	5.41
Net increase from payments by affiliates	—	0.01	—	—	—
Total from investment operations	(5.01)	(4.15)	5.66	1.97	5.35
Less distributions:
Tax return of capital	—	— (2)	—	—	—
Net realized loss	—	(0.67)	— (2)	(0.41)	(0.60)
Net asset value, end of period	$19.12	$24.13	$28.95	$23.29	$21.73
Total return (3)	(20.73)%	(14.64)%	24.30%	8.25%	32.37%
Supplemental data and ratios:
Net assets, end of period (in 000's)	$4,350,731	$6,225,831	$5,591,785	$2,753,840	$850,184
Ratio of expenses to average net assets
Before voluntary reimbursement of expenses by Advisor	1.40%	1.33%	1.33%	1.39%	1.52%
After voluntary reimbursement of expenses by Advisor	1.39%	1.33%	1.33%	1.39%	1.52%
Ratio of net investment income/(loss) to average net assets
Before voluntary reimbursement of expenses by Advisor	0.21%	(0.35)%	(0.58)%	(0.47)%	(0.50)%
After voluntary reimbursement of expenses by Advisor	0.21%	(0.35)%	(0.58)%	(0.47)%	(0.50)%
Portfolio turnover rate	22.03%	17.27%	29.60%	17.58%	22.93%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small Cap Value Fund

	Year Ended September 30, 2009	Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (6)
Net asset value, beginning of period	$24.18	$27.28
Income from investment operations:
Net investment income	0.02	0.02
Net realized and unrealized loss on investments	(5.00)	(3.13)
Net increase from payments by affiliates	—	0.01
Total from investment operations	(4.98)	(3.10)
Net asset value, end of period	$19.20	$24.18
Total return	(20.56)%	(11.40	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$386,630	$244,147
Ratio of expenses to average net assets
Before voluntary reimbursement of expenses by Advisor	1.14%	1.12	% (5)
After voluntary reimbursement of expenses by Advisor	1.14%	1.12	% (5)
Ratio of net investment income to average net assets
Before voluntary reimbursement of expenses by Advisor	0.43%	0.21	% (5)
After voluntary reimbursement of expenses by Advisor	0.44%	0.21	% (5)
Portfolio turnover rate	22.03%	17.27	% (4)

(1)  Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split of the Fund's shares, which subsequently were re-named Class A shares. As a result of the split, each share was converted into two shares on that date. Per share data for all periods is for a share outstanding throughout the period reflecting the impact of the stock split.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  Annualized.

(6)  Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small-Mid Cap Value Fund

	Year Ended September 30,			Period from August 15, 2007 (Commencement of Operations) to September 30
	2009		2008	2007
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$8.96		$10.94	$10.00
Income from investment operations:
Net investment income/(loss)	—	(2)	— (2)	(0.01)
Net realized and unrealized gains/(loss) on investments	(0.70	) (7)	(1.97)	0.95
Total from investment operations	(0.70)		(1.97)	0.94
Less distributions:
Net investment income	—		(0.01)	—
Net asset value, end of period	$8.26		$8.96	$10.94
Total return (3)	(7.81)%		(18.01)%	9.40	% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$24,846		$14,096	$3,685
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.78%		1.97%	11.79	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.40%		1.40%	1.39	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.77%		1.96%	—
After reimbursement of expenses by Adviser excluding interest	1.39%		1.39%	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.34)%		(0.85)%	(10.88	)% (6)
After reimbursement of expenses by Adviser	0.04%		(0.28)%	(0.49	)% (6)
Portfolio turnover rate	44.80%		10.57%	0.91	% (4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small-Mid Cap Value Fund

	Year Ended September 30,			Period from August 15, 2007 (Commencement of Operations) to September 30
	2009		2008	2007
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$8.98		$10.95	$10.00
Income from investment operations:
Net investment income	—	(2)	0.02	—	(2)
Net realized and unrealized gains/(loss) on investments	(0.68	) (7)	(1.97)	0.95
Total from investment operations	(0.68)		(1.95)	0.95
Less distributions:
Net investment income	—		(0.02)	—
Net asset value, end of period	$8.30		$8.98	$10.95
Total return	(7.57)%		(17.84)%	9.50	% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$18,535		$3,767	$1,095
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.52%		1.75%	10.97	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.15%		1.15%	1.14	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.51%		1.75%	—
After reimbursement of expenses by Adviser excluding interest	1.14%		1.14%	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.14)%		(0.56)%	(10.01	)% (6)
After reimbursement of expenses by Adviser	0.24%		0.05%	(0.18	)% (6)
Portfolio turnover rate	44.80%		10.57%	0.91	% (4)

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, if any, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(6)  Annualized.

(7)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Mid Cap Value Fund

	Year Ended September 30,				Period from August 15, 2005 (Commencement of Operations) to September 30,
	2009	2008	2007	2006	2005
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$10.42	$14.14	$10.60	$10.43	$10.00
Income from investment operations:
Net investment income/(loss)	0.01	(0.02)	(0.05)	(0.08)	(0.01)
Net realized and unrealized gains/(loss) on investments	(2.31)	(3.70)	3.59	0.25	0.44
Total from investment operations	(2.30)	(3.72)	3.54	0.17	0.43
Net asset value, end of period	$8.12	$10.42	$14.14	$10.60	$10.43
Total return (2)	(22.07)%	(26.31)%	33.40%	1.63%	4.30	% (3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$62,608	$108,954	$108,572	$54,513	$11,469
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (4)	1.59%	1.46%	1.47%	2.27%	9.87	% (5)
After reimbursement of expenses by Adviser including interest (4)	1.40%	1.40%	1.46%	1.94%	2.00	% (5)
Before reimbursement of expenses by Adviser excluding interest	1.58%	1.45%	1.46%	—	—
After reimbursement of expenses by Adviser excluding interest	1.39%	1.39%	1.45%	—	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.02)%	(0.24)%	(0.49)%	(1.42)%	(9.19	)% (5)
After reimbursement of expenses by Adviser	0.17%	(0.18)%	(0.48)%	(1.10)%	(1.32	)% (5)
Portfolio turnover rate	85.30%	28.96%	57.71%	63.76%	0.00	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Mid Cap Value Fund

	Year Ended September 30, 2009	Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.45	$14.20
Income from investment operations:
Net investment income/(loss)	0.01	—	(6)
Net realized and unrealized loss on investments	(2.30)	(3.75)
Total from investment operations	(2.29)	(3.75)
Net asset value, end of period	$8.16	$10.45
Total return	(21.91)%	(26.41	)% (3)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$13,804	$6,252
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (4)	1.31%	1.25	% (5)
After reimbursement of expenses by Adviser including interest (4)	1.15%	1.16	% (5)
Before reimbursement of expenses by Adviser excluding interest	1.31%	1.23	% (5)
After reimbursement of expenses by Adviser excluding interest	1.14%	1.14	% (5)
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	0.24%	(0.14	)% (5)
After reimbursement of expenses by Adviser	0.41%	(0.06	)% (5)
Portfolio turnover rate	85.30%	28.96	% (3)

(1)  Per share data is for a share outstanding throughout the period.

(2)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(3)  Not annualized.

(4)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(5)  Annualized.

(6)  Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY All Cap Value Fund

	Year Ended September 30,			Period from June 14, 2006 (Commencement of Operations) to September 30
	2009	2008	2007	2006
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$10.27	$13.20	$9.93	$10.00
Income from investment operations:
Net investment income/(loss)	— (2)	(0.01)	(0.04)	(0.01)
Net realized and unrealized gains/(loss) on investments	(1.29)	(2.92)	3.31	(0.06)
Total from investment operations	(1.29)	(2.93)	3.27	(0.07)
Less distributions:
Tax return of capital	—	—	— (2)	—
Net asset value, end of period	$8.98	$10.27	$13.20	$9.93
Total return (3)	(12.56)%	(22.20)%	32.97%	(0.70	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$62,388	$85,733	$76,997	$14,928
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.60%	1.46%	1.61%	3.97	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.40%	1.39%	1.49%	1.72	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.59%	1.46%	1.60%	—
After reimbursement of expenses by Adviser excluding interest	1.39%	1.39%	1.48%	—
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.21)%	(0.18)%	(0.70)%	(2.82	)% (6)
After reimbursement of expenses by Adviser	(0.01)%	(0.12)%	(0.58)%	(0.57	)% (6)
Portfolio turnover rate	44.68%	27.71%	45.71%	25.66	% (4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY All Cap Value Fund

	Year Ended September 30, 2009	Period from December 31, 2007 (Commencement of Operations) to September 30, 2008
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.29	$13.33
Income from investment operations:
Net investment income	0.01	0.01
Net realized and unrealized loss on investments	(1.28)	(3.05)
Total from investment operations	(1.27)	(3.04)
Net asset value, end of period	$9.02	$10.29
Total return	(12.34)%	(22.81	)% (4)
Supplemental data and ratios:
Net assets, end of period (in 000's)	$19,535	$17,501
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser including interest (5)	1.35%	1.22	% (6)
After reimbursement of expenses by Adviser including interest (5)	1.15%	1.15	% (6)
Before reimbursement of expenses by Adviser excluding interest	1.34%	1.21%
After reimbursement of expenses by Adviser excluding interest	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets
Before reimbursement of expenses by Adviser	0.05%	0.01	% (6)
After reimbursement of expenses by Adviser	0.26%	0.06	% (6)
Portfolio turnover rate	44.68%	27.71	% (4)

(1)  Per share data is for a share outstanding throughout the period.

(2)  Amount calculated is less than $0.005 per share.

(3)  The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7).

(4)  Not annualized.

(5)  The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbrusement (see Note 3).

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2009

1.  ORGANIZATION

KEELEY Funds, Inc. (the "Company") was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end investment company. The Company consists of KEELEY Small Cap Value Fund ("KSCVF"), KEELEY Mid Cap Value Fund, ("KMCVF"), KEELEY All Cap Value Fund ("KACVF") and KEELEY Small-Mid Cap Value Fund ("KSMVF"), (individually a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class I. As noted in the Funds' Prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within Keeley Funds, Inc. KMCVF, KACVF and KSMVF commenced operations on August 15, 2005, June 14, 2006 and August 15, 2007, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)  Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Adviser at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Directors. For each investment that is fair valued, if any, the Adviser takes into consideration, to the extent applicable, various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Funds' investments. These inputs are summarized in the following three broad categories:

•  Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Funds have the ability to access at the date of measurement.

•  Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•  Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund's own assumptions that market participants would use to price the asset or liability based on the best available information.

KEELEY Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity
Industrials	$1,606,864,142	$—	$—	$1,606,864,142
Financials	849,453,024	9,543	—	849,462,567
Energy	534,486,784	—	—	534,486,784
Consumer Discretionary	459,871,572	—	—	459,871,572
Materials	454,794,490	—	—	454,794,490
Consumer Staples	280,693,000	—	—	280,693,000
Health Care	261,233,250	—	—	261,233,250
Utilities	205,266,000	—	—	205,266,000
Information Technology	81,069,800	—	—	81,069,800
Total Equity	$4,733,732,062	$9,543	$—	$4,733,741,605
Short-Term Investments	$3,590,205	$70,363,000	$—	$73,953,205
Total Investments in Securities	$4,737,322,267	$70,372,543	$—	$4,807,694,810
KEELEY Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity
Financials	$21,365,550	$—	$—	$21,365,550
Industrials	14,313,017	—	—	14,313,017
Materials	9,776,115	—	—	9,776,115
Health Care	7,564,090	—	—	7,564,090
Energy	6,362,910	—	—	6,362,910
Information Technology	5,599,430	—	—	5,599,430
Consumer Discretionary	5,220,650	—	—	5,220,650
Consumer Staples	3,498,150	—	—	3,498,150
Utilities	2,671,770	—	—	2,671,770
Total Equity	$76,371,682	$—	$—	$76,371,682
Short-Term Investments	$95,146	$—	$—	$95,146
Total Investments in Securities	$76,466,828	$—	$—	$76,466,828

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

KEELEY All Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity
Industrials	$20,417,320	$—	$—	$20,417,320
Financials	14,721,830	—	—	14,721,830
Materials	13,787,887	—	—	13,787,887
Consumer Discretionary	11,677,380	—	—	11,677,380
Energy	8,156,420	—	—	8,156,420
Health Care	5,263,725	—	—	5,263,725
Consumer Staples	4,665,350	—	—	4,665,350
Information Technology	2,376,680	—	—	2,376,680
Utilities	872,820	—	—	872,820
Total Equity	$81,939,412	$—	$—	$81,939,412
Short-Term Investments	$534	$—	$—	$534
Total Investments in Securities	$81,939,946	$—	$—	$81,939,946
KEELEY Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Equity
Industrials	$12,315,600	$—	$—	$12,315,600
Financials	9,185,938	—	—	9,185,938
Materials	6,090,100	—	—	6,090,100
Consumer Discretionary	5,578,135	—	—	5,578,135
Energy	3,367,784	—	—	3,367,784
Health Care	2,899,908	—	—	2,899,908
Consumer Staples	1,671,685	—	—	1,671,685
Utilities	1,113,865	—	—	1,113,865
Information Technology	1,075,943	—	—	1,075,943
Total Equity	$43,298,958	$—	$—	$43,298,958
Short-Term Investments	$88,598	$—	$—	$88,598
Total Investments in Securities	$43,387,556	$—	$—	$43,387,556

b)  Federal Income and Excise Taxes – It is the Company's policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Company. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2009, or for any other tax years which are open for exam. As of September 30, 2009, open tax years include the tax years ended September 30, 2005 through 2009. The Funds are also not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

c)  Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Company may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the year ended September 30, 2009, KSCVF, KACVF and KSMVF decreased undistributed net investment income by $735,392, $9,378 and $4,013, respectively. KMCVF increased undistributed net investment income by $417. KSCVF, KACVF and KSMVF increased accumulated net realized loss by $737,816, $9,410 and $4,018, respectively. KMCVF decreased accumulated net realized loss by $417. KSCVF, KACVF, KSMVF decreased paid in capital by $2,424, $32 and $5, respectively. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses.

d)  Other – Investment transactions are recorded on the trade date. The Company determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

e)  Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

f)  Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Funds' securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds' custodian, marked to market daily, in the form of cash

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

and/or U.S. government obligations, in an amount at least equal to 100% of the market value of the loaned securities. As of September 30, 2009, KSCVF had a market value of securities loaned of $77,588,858, and received cash collateral for the loans of $81,994,478. The cash collateral is marked to market on a nightly basis to stay above the collateralization thresholds agreed to by the Board.

On September 16, 2008, KSCVF executed a request to redeem all of its cash collateral invested in the Reserve Primary Fund. As of September 30, 2009, the Reserve Primary Fund had not honored this request in full and is subject to a variety of private lawsuits, as well as SEC investigation, oversight and litigation. As a result, KSCVF recorded a receivable for securities lending collateral sold on its Statement of Assets and Liabilities in anticipation of the collateral expected to be received from the Reserve Primary Fund. As of September 30, 2009, KSCVF received $72,051,661 of the original $80,093,050 cash collateral redemption. The remaining securities lending collateral receivable, which approximates the cash collateral, including interest, expected to still be received was $6,996,010 as of September 30, 2009. On October 2, 2009, KSCVF received an additional payment of $1,562,964. As of November 18, 2009, KSCVF expects to receive $5,441,877 of its remaining securities lending collateral receivable balance.

g)  Payment by Affiliate – During the fiscal year ended September 30, 2008, the Funds' investment adviser, Keeley Asset Management Corp., voluntarily reimbursed KSCVF $3,429,299 relating to KSCVF's purchase of certain securities issued by companies engaged in securities-related businesses. This reimbursement has been classified on the Statement of Changes and the Financial Highlights as "Net increase from payments by affiliates" and increased the total return of KSCVF (Class A) and KSCVF (Class I) by approximately 0.03% for the year ended September 30, 2008.

3.  INVESTMENT ADVISORY AGREEMENTS

The Company entered into investment advisory agreements (the "Agreements") with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to the Company. Under the terms of the agreements, KSCVF pays the adviser a monthly fee at the annual rate of 1.00% of the Fund's first $1 billion, 0.90% on the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund's average daily net assets and KMCVF, KACVF and KSMVF each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund's first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund's average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KMCVF, KACVF and KSMVF until September 30, 2010 ("Expense Cap Agreement"), such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KSMVF	1.39%	1.14%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the year ended September 30, 2009.

	Recovery Expiring on
Fund	9/30/10	9/30/11	9/30/12
KMCVF	$9,126	$80,245	$126,939
KACVF	49,240	73,176	133,475
KSMVF	52,579	64,994	86,870

On September 30, 2009, the Adviser voluntarily reimbursed KSCVF in the amount of $165,650. This voluntary expense reimbursement is not subject to repayment by KSCVF.

4.  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Company has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for all Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the period from October 1, 2008 to September 30, 2009, KSCVF – Class A paid $9,862,710 in distribution fees, of which $424,560 was paid to the Distributor. KMCVF – Class A paid $150,754 in distribution fees, of which $32,171 was paid to the Distributor, KACVF – Class A paid $129,808 in distribution fees, of which $33,337 was paid to the Distributor, and KSMVF – Class A paid $39,799 in distribution fees, of which $10,490 was paid to the Distributor.

The Company adopted a Shareholder Servicing Plan for all of its Classes. The Company has retained the Distributor to serve as the shareholder servicing agent for

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

the Funds pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, the Company will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund's average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Company, including the vote of a majority of the Independent Directors. For the year ended September 30, 2009 the Distributor received $2,077,632, $33,451, $33,200, $11,439 from KSCVF, KMCVF, KACVF and KSMVF, respectively.

5.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2008 to September 30, 2009, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$959,422,097	$1,212,680,945
KSMVF	—	—	31,720,738	10,479,958
KMCVF	—	—	60,160,025	71,275,451
KACVF	—	—	31,050,132	35,187,764

For the period from October 1, 2008 to September 30, 2009, KSCVF, KMCVF, KACVF and KSMVF paid $7,232,338, $364,360, $249,809 and $158,603, respectively, in brokerage commissions on trades of securities to the Distributor.

6.  FEDERAL INCOME TAX INFORMATION

At September 30, 2009, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSMCVF	KMCVF	KACVF
Tax Cost of Investments	$5,194,941,730	$36,074,345	$62,010,395	$79,023,183
Gross Unrealized Appreciation	$686,977,311	$10,289,395	$16,325,640	$14,235,042
Gross Unrealized Depreciation	(1,074,224,231)	(2,976,184)	(1,869,207)	(11,318,279)
Net Unrealized Appreciation/(Depreciation) on investments	$(387,246,920)	$7,313,211	$14,456,433	$2,916,763

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

At September 30, 2009, KSCVF, KMCVF, KACVF and KSMVF had net Post-October realized capital losses of $1,169,259,201, $43,893,700, $27,159,227 and $5,324,721 respectively, from transactions between November 1, 2008, and September 30, 2009.

At September 30, 2009, KSCVF had accumulated capital loss carryforwards for federal income tax purposes of $90,129,026 expiring on September 30, 2017. KMCVF had accumulated capital loss carryforwards for federal income tax purposes of $70,829,

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

$1,229,875, $1,082,528 and $20,047,216 expiring on September 30, 2014, September 30, 2015, September 30, 2016 and September 30, 2017, respectively. KACVF had accumulated capital loss carryforwards for federal income tax purposes of $248,022, $914,390 and $10,651,008 expiring on September 30, 2015, September 30, 2016 and September 30, 2017, respectively. KSMVF had accumulated capital loss carryforwards for federal income tax purposes of $2,541 and $1,092,256 expiring on September 30, 2016 and September 30, 2017, respectively. To the extent that KSCVF, KMCVF, KACVF or KSMVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss caryforwards.

The tax character of distributions paid during the fiscal year ended September 30, 2009 and 2008 were as follows:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
Fund	2009	2008	2009	2008	2009	2008
KSCVF	—	—	—	$138,843,405	—	$8,530
KSMVF	—	$9,622	—	—	—	—
KMCVF	—	—	—	—	—	—
KACVF	—	—	—	—	—	—

As of September 30, 2009 the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSMVF	KMCVF	KACVF
Accumulated Capital and Other Losses	$(1,259,388,227)	$(6,419,518)	$(66,324,148)	$(38,972,647)
Undistributed Ordinary Income	9,649,519	22,773	129,932	46,411
Unrealized Appreciation/(Depreciation) on Investments	(387,246,920)	7,313,211	14,456,433	2,916,763
Total Accumulated Losses	$(1,636,985,628)	$916,466	$(51,737,783)	$(36,009,473)

7.  OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2008 to September 30, 2009, the Distributor received $432,606, $11,181, $7,084 and $8,368, of sales charges on behalf of KSCVF, KMCVF, KACVF and KSMVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

As specified in the Prospectus of the Funds, reduced sales charges are available through a right of accumulation and certain sales of shares of the Funds can be made at net asset value per share.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

8.  LINE OF CREDIT ARRANGEMENTS

KSCVF, KMCVF, KACVF and KSMVF are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1st, 2010, under which KSCVF may borrow up to the lesser of (a) $425 million or (b) 10% of the net assets of KSCVF. Under separate agreements, KMCVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KMCVF, KACVF may borrow up to the lesser of (a) $7 million or (b) 10% of the net assets of KACVF and KSMVF may borrow up to the lesser of (a) $2 million or (b) 10% of the net assets of KSMVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the period from October 1, 2008 to September 30, 2009, KSCVF, KMCVF, KACVF and KSMVF had average borrowings of $3,721,737, $184,622, $162,107 and $41,400 respectively, with average borrowing rates of 3.35%, 3.37%, 3.43% and 3.37% respectively.

9.  RELATED PARTY TRANSACTIONS

As of September 30, 2009, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KMCVF		KACVF		KSMVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	1,000,746	913,440	916,201	875,121	270,539	809,113
Percent of total outstanding shares	12.98%	54.02%	13.19%	40.42%	9.01%	36.24%

10.  SUBSEQUENT EVENTS

On November 3, 2009, the Adviser executed an amendment to the Expense Cap Agreement and contractually agreed to waive fees and/or reimburse expenses with respect to KSCVF, KMCVF, KACVF and KSMVF until January 31, 2011, such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses, will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KSMVF	1.39%	1.14%

The amendment extended the term of the Expense Cap Agreement to January 31, 2011, and added KSCVF as a Fund subject to the existing terms of the Expense Cap Agreement.

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through November 18, 2009, the date the financial statements were issued, and determined they had no material impact on the Financial Statements of the Company.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

11.  TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities during the period from October 1, 2008 through September 30, 2009. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Issuer Name	Share Balance At October 1, 2008	Additions	Reductions	Share Balance At September 30, 2009	Dividend Income	Value At September, 2009
Albany International Corp. (1)	1,445,000	—	(1,445,000)	—	$171,600	$—
Allis Chalmers Energy, Inc. (1)	2,075,000	—	(2,075,000)	—	—	—
Altra Holdings, Inc. (1)	2,005,000	2,500	(2,007,500)	—	—	—
AM Castle & Co. (1)	1,827,500	15,000	(1,592,500)	250,000	220,050	2,485,000
AMCOL International Corp.	1,935,000	5,800	(155,800)	1,785,000	1,351,800	40,858,650
American Railcar Industries, Inc. (1)	1,237,500	5,000	(1,242,500)	—	109,125	—
Ampco-Pittsburgh Corp.	1,010,000	12,500	(22,500)	1,000,000	722,250	26,590,000
Arch Chemicals, Inc.	1,310,000	52,000	(87,000)	1,275,000	1,050,500	38,237,250
AZZ, Inc.	1,050,000	4,200	(44,200)	1,010,000	—	40,571,700
Brush Engineered Materials, Inc.	1,220,000	15,000	(30,000)	1,205,000	—	29,474,300
Callon Petroleum Co. (1)	1,395,000	—	(1,395,000)	—	—	—
Carmike Cinemas, Inc.	1,345,000	—	(118,158)	1,226,842	—	12,403,373
CIRCOR International, Inc.	1,137,500	7,500	(25,000)	1,120,000	168,563	31,651,200
CKE Restaurants, Inc. (1)	2,657,500	52,500	(80,000)	2,630,000	633,900	27,588,700
Colfax Corp.	2,427,500	42,500	(10,000)	2,460,000	—	26,149,800
Cowen Group, Inc. (1)	745,000	—	(745,000)	—	—	—
Denny's Corp.	5,700,000	10,000	—	5,710,000	—	15,188,600
DineEquity, Inc.	870,000	90,000	(55,000)	905,000	217,500	22,398,750
EnPro Industries, Inc.	1,185,000	32,500	(42,500)	1,175,000	—	26,860,500
Fairpoint Communications, Inc. (1)	6,950,000	25,000	(6,975,000)	—	1,796,062	—
Federal Signal Corp.	2,857,500	17,500	(5,000)	2,870,000	688,650	20,635,300
Genesee & Wyoming, Inc. (1)	1,910,000	7,500	(182,500)	1,735,000	—	52,605,200
Greenbrier Companies, Inc.	2,059,900	7,500	(107,400)	1,960,000	239,192	22,951,600
Haynes International, Inc.	735,000	27,500	(2,500)	760,000	—	24,183,200
Home Federal Bancorp, Inc.	1,135,000	11,500	(55,000)	1,091,500	245,768	12,464,930
IBERIABANK Corp. (1)	809,500	28,000	(47,500)	790,000	1,099,050	35,992,400
Integrated Electrical Services, Inc.	903,000	—	(85,000)	818,000	—	6,584,900
Interstate Hotels & Resorts, Inc. (1)	2,225,000	—	(2,225,000)	—	—	—
Koppers Holdings, Inc.	1,462,500	10,000	(32,500)	1,440,000	1,276,000	42,696,000
L.B. Foster Co.	1,075,000	—	(32,500)	1,042,500	—	31,879,650
Ladish, Inc.	1,340,000	5,000	—	1,345,000	—	20,349,850
Lance, Inc. (1)	1,975,000	—	(595,000)	1,380,000	1,076,800	35,631,600
Layne Christensen Co.	1,530,000	10,000	(40,000)	1,500,000	—	48,075,000
Lindsay Manufacturing Co. (1)	765,000	—	(765,000)	—	161,437	—
Maidenform Brands, Inc.	2,582,500	2,500	(45,000)	2,540,000	—	40,792,400
Marcus Corp.	2,150,000	22,500	(22,500)	2,150,000	731,638	27,498,500
Meadowbrook Insurance Group, Inc. (1)	1,885,000	40,000	(25,000)	1,900,000	151,500	14,060,000
Midas, Inc.	1,487,500	27,500	—	1,515,000	—	14,241,000
Movado Group, Inc. (1)	1,782,500	—	(1,782,500)	—	142,400	—
Natural Gas Services Group, Inc.	1,820,000	2,500	(67,500)	1,755,000	—	30,923,100
Neenah Paper, Inc.	1,277,500	12,500	—	1,290,000	514,250	15,183,300
Pharmerica Corp.	2,450,000	55,000	(210,000)	2,295,000	—	42,618,150
Pioneer Drilling Co. (1)	3,465,000	5,000	(1,720,000)	1,750,000	—	12,845,000
Quanex Building Products Corp.	1,990,000	15,000	(5,000)	2,000,000	239,850	28,720,000
RBC Bearings, Inc.	1,372,500	20,000	(17,500)	1,375,000	—	32,078,750
Red Lion Hotels Corp. (1)	1,462,500	—	(752,048)	710,452	—	4,085,099

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
September 30, 2009

Issuer Name	Share Balance At October 1, 2008	Additions	Reductions	Share Balance At September 30, 2009	Dividend Income	Value At September, 2009
Robbins & Myers, Inc.	1,850,000	2,500	(37,500)	1,815,000	$288,494	$42,616,200
South Jersey Industries, Inc. (1)	1,627,500	5,000	(1,007,500)	625,000	1,432,730	22,062,500
Stage Stores, Inc.	2,007,500	2,500	(65,000)	1,945,000	398,500	25,207,200
Sun Hydraulics, Inc.	965,000	5,000	—	970,000	435,600	20,428,200
Superior Well Services, Inc. (1)	1,915,000	30,000	(987,574)	957,426	—	9,267,884
Tennant Co.	1,500,000	32,500	(2,500)	1,530,000	791,700	44,461,800
Thomas Weisel Partners Group, Inc. (1)	1,285,000	—	(1,285,000)	—	—	—
Titan International, Inc.	1,947,500	80,000	(2,500)	2,025,000	40,100	18,022,500
TreeHouse Foods, Inc. (1)	1,775,000	17,500	(212,500)	1,580,000	—	56,358,600
Universal Stainless & Alloy	732,500	2,500	—	735,000	—	13,413,750
Walter Investment Management Corp.	—	1,005,000	—	1,005,000	2,318,228	16,100,100
Watts Water Technologies, Inc. - Class A	1,560,000	90,000	(135,000)	1,515,000	690,525	45,828,750
Westfield Financial, Inc.	1,795,000	20,000	(5,000)	1,810,000	1,086,250	15,330,700
Zale Corp. (1)	3,165,000	2,500	(3,167,500)	—	—	—
Zep, Inc.	1,155,000	62,500	(2,500)	1,215,000	190,100	19,743,750
					$20,680,112	$1,306,394,686

(1)  Issuer was not an affiliate as of September 30, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Funds, Inc. (constituting KEELEY Small Cap Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, and KEELEY All Cap Value Fund, hereafter referred to as the "Funds") at September 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, WI
November 18, 2009

KEELEY funds Directors and Officers

Independent Directors

Name, Age and Address	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Jerome J. Klingenberger Age: 54 561 Hillgrove Ave. LaGrange, IL 60525	Director	Served as Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (electronic components and control systems)	4	None

John G. Kyle Age: 68 10 Skokie Hwy Highland Park, IL 60035	Director	Served as Director since 1993	Owner and operator of Shell Oil Services Stations and Gasoline Distributor	4	None

John F. Lesch Age: 69 200 W Adams Street Suite 2500 Chicago, IL 60606	Director	Served as Director since 1993	Attorney with Nisen & Elliott, LLC	4	None

Sean P. Lowry Age: 55 401 South LaSalle Street Suite 201 Chicago, IL 60605	Director	Served as Director since 1999	Executive Vice President of Pacor Mortgage Corp.	4	None

Elwood P. Walmsley Age: 68 100 Cobblestone Court Twin Lakes, WI 53181	Director	Served as Director since 1999	President and General Manager, Lakeside Manor LLC Real Estate Management Company since 2007; Director of Sales for H.B. Taylor Company (food services) since 2003; Prior thereto, National Account Executive for Haarmann & Reimer, Division of Buyer International.	4	None

Walter D. Fitzgerald Age: 68 P.O. Box 1209 Boca Grande, FL 33921	Director	Served as Director since 2006	Vice President, RBC Dain Rauscher until retirement June 1, 2005	4	None

KEELEY funds Directors and Officers (Continued)

Interested Director and Officers

Name, Age and Address	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
John L. Keeley, Jr. (1)(2) Age: 69 401 South LaSalle Street Suite 1201 Chicago, IL 60605	Director and President	Served as Director and President since 1993	President and Treasurer of Keeley Investment Corp.; President of Keeley Asset Management Corp., KEELEY Small Cap Value Fund, Inc., Keeley Funds, Inc., Keeley Holdings, Inc. and Joley Corp.	4	Director of Marquette National Corp., Trustee of Loyola University Health System

Robert H. Becker Age: 67 401 South LaSalle Street Suite 1201 Chicago, IL 60605	Vice President	Served as Vice President since 1997	Senior Vice President of Keeley Asset Management Corp.	N/A	N/A

Mark E. Zahorik Age: 47 401 South LaSalle Street Suite 1201 Chicago, IL 60605	Vice President	Served as Vice President since 1997	Vice President of Keeley Asset Management Corp., Keeley Investment Corp., KEELEY Small Cap Value Fund, Inc. and Keeley Funds, Inc.	N/A	N/A

John L. Keeley, III (2) Age: 48 401 South LaSalle Street Suite 1201 Chicago, IL 60605	Vice President	Served as Vice President since 2005	Senor Vice President of Keeley Asset Management Corp. and Keeley Investment Corp.; Vice President Keeley Small Cap Value Fund, Inc. and Keeley Funds, Inc.; Trader of Mid-American and Chicago Board of Trade (1983-2001)	N/A	N/A

Robert Kurinsky Age: 37 401 South LaSalle Street Suite 1201 Chicago, IL 60605	Secretary and Treasurer	Served as Corporate Secretary since 2006 and Treasurer since 2007	Chief Financial Officer and General Counsel of KEELEY Asset Management Corp. and KEELEY Investment Corp.; Secretary and Treasurer of KEELEY Small Cap Value Fund, Inc., KEELEY Funds, Inc. Keeley Holdings, Inc. and Joley Corp.; Various legal, accounting and risk management positions for Driehaus Capital Management, Inc. (2001-2006).	N/A	N/A

KEELEY funds Directors and Officers (Continued)

Name, Age and Address	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Guy Talarico Age: 54 800 Third Ave., 11th Floor New York, NY 10022	Chief Compliance Officer	Served as Chief Compliance Officer since 2004	Co-Chief Executive Officer of Alaric Compliance Services, LLC; Senior Director of Investors Bank & Trust Institutional Custody Division (2001-2004).	N/A	N/A

*  Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(1)  John L. Keeley Jr. is considered an "Interested Director" of the Funds because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.

(2)  John L. Keeley III is John L. Keeley Jr.'s son.

The Statement of Additional Information includes additional information about the Directors and is available upon request, without charge, by calling 1-888-933-5391.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds' statements of additional information, which is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30, 2009 is available on the Funds' website at www.keeleyfunds.com and the Securities and Exchange Commission's website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2008 and June 30, 2009 (the first and third quarters of the Funds' fiscal year) on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Tax Notice

Keeley Funds, Inc. did not pay any distributions for the fiscal year ended September 30, 2009. Therefore, there were no dividends to qualify for corporate dividends received deductions or considered to be qualified dividend income.

Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K & L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund's prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed December 12, 2008.

Item 3. Audit Committee Financial Expert.

Registrant’s board of directors has determined that Jerome Klingenberger, member and chairman of the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of registrant), has all the attributes of an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Klingenberger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$102,000	$102,000
Audit-Related Fees	None	None
Tax Fees	$19,200	$19,200
All Other Fees	None	None

(a)  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(b)  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c)  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)  None

(e)(1)  The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)  There were no fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2009 and 2008 that were not pre-approved by the Board of Directors.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser; not including any sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/2008
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h)  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant  to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed December 12, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	12/2/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	12/2/2009

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date	12/2/2009

* Print the name and title of each signing officer under his or her signature.

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